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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 8, 1999 relating to the financial statements appearing in N2H2 Inc.'s Annual Report on Form 10-K for the year ended September 30, 1999.


/s/ PricewaterhouseCoopers LLP
Seattle, Washington
January 25, 2000